Investment Securities - Schedule of Other Securities (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Other securities:
FHLB stock	$ 6,156	$ 5,197
MIB stock	151	151
Equity securities with readily determinable fair values	46	60
Total other investment securities	$ 6,353	$ 5,408